Schedule

to the

Master Agreement

dated as of November 29, 2006

between

Credit Suisse International, an unlimited company incorporated under the laws of England and Wales ("Party A")	and

U.S. Bank National Association, not in its individual or corporate capacity, but solely as Supplemental Interest Trust Trustee on behalf of the Supplemental Interest Trust created under the Pooling and Servicing Agreement in respect of the CSAB Mortgage-Backed Pass-Through Certificates, Series 2006-4

("Party B")

Part 1

Termination Provisions

In this Agreement:

(a)

Specified Entity.  "Specified Entity" shall have no meaning in relation to Party A or Party B.

(b)

Specified Transaction.  Specified Transaction will have the meaning specified in Section 14.

(c)

Certain Events of Default.  The following Events of Default will apply to the parties as specified below, and the definition of "Event of Default" in Section 14 is deemed to be modified accordingly:

Section 5(a)(i) (Failure To Pay or Deliver) will apply to Party A and Party B.

Section 5(a)(ii) (Breach of Agreement) will not apply to Party A or Party B.

Section 5(a)(iii) (Credit Support Default) will not apply to Party A or Party B.

Section 5(a)(iv) (Misrepresentation) will not apply to Party A or Party B.

Section 5(a)(v) (Default Under Specified Transaction) will not apply to Party A or Party B.

Section 5(a)(vi) (Cross Default) will not apply to Party A or Party B.

Section 5(a)(vii) (Bankruptcy) will apply to Party A and Party B.

Section 5(a)(viii) (Merger Without Assumption) will apply to Party A and Party B.

(d)

Termination Events.  The “Illegality” provision of Section 5(b)(i), the “Tax Event” provision of Section 5(b)(ii) and the “Tax Event Upon Merger” provision of Section 5(b)(iii) will apply to both Party A and Party B.  The “Credit Event Upon Merger” provision of Section 5(b)(iv) will not apply to Party A or Party B.

(e)

Automatic Early Termination.  The "Automatic Early Termination" provision of Section 6(a) will not apply to Party A or Party B.

(f)

Payments on Early Termination.  For the purpose of Section 6(e), the Second Method and Market Quotation will apply.

(g)

Termination Currency.  "Termination Currency" means United States Dollars.

(h)

Additional Termination Event.

Each of the following shall be an Additional Termination Event:

(1)

Termination of Trust.  The termination of the obligations and responsibilities of the parties to the Pooling and Servicing Agreement pursuant to Section 11.01 of the Pooling and Servicing Agreement.   Party B shall be the sole Affected Party with respect to such Additional Termination Event; provided however, that notwithstanding Section (6)(iv) of the Agreement, both Party A and Party B shall have the right to designate an Early Termination Date with respect to this Additional Termination Event.

(2)

Counterparty Rating Agency Downgrade.  If Party A no longer has a long-term credit rating of at least A (or its equivalent) from at least one of the Rating Agencies rating the CSAB Mortgage-Backed Pass-Through Certificates, Series 2006-4 (the “Certificates”) (a “Counterparty Rating Agency Downgrade”), provided that none of the following events shall occur:  Party A shall, no later than the 30th day following the Counterparty Rating Agency Downgrade, either (1) obtain a substitute Counterparty that is a bank or other financial institution that has a long-term credit rating of at least A (or its equivalent) from at least one of the Rating Agencies rating the Certificates (the “Counterparty Rating Requirement”), (2) obtain a guaranty of or a contingent agreement of another person that meets the Counterparty Rating Requirement to honor Party A’s obligations hereunder, (3) post collateral under the Credit Support Annex attached hereto and made a part hereof, or (4) restore its long-term credit rating to at least A (or its equivalent) from at least one of the Rating Agencies rating the Certificates.  As used herein: (i) “Moody’s” means Moody’s Investors Service, Inc., or any successor nationally recognized statistical rating organization, (ii) “S&P” means Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. or any successor nationally recognized statistical rating organization, (iii) “Fitch” means Fitch Ratings, or any successor nationally recognized statistical rating organization, and (iv) “Rating Agency” means Moody’s, S&P, or Fitch.  Party A shall be the sole Affected Party with respect to this Additional Termination Event.

(3)

Regulation AB 10% Disclosure Requirement.  If (A) the Depositor still has a reporting obligation with respect to this Transaction pursuant to Regulation AB (as defined herein) and (B) Party A has not, within 30 days after receipt of a 10% Cap Disclosure Request (as defined herein) complied with the provisions set forth in clauses (ii) and (iii) of Part 5(l) below (provided that if the significance percentage is 10% or more and less than 20% when the 10% Cap Disclosure Request is made or reaches 10% after a 10% Cap Disclosure Request has been made to Party A, Party A must comply with the provisions set forth in clauses (ii) and (iii) of Part 5(l) below within the greater of 5 Calendar Days and 3 Business Days of Party A being informed of the significance percentage reaching 10% or more), then an Additional Termination Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

(4)

Regulation AB 20% Disclosure Requirement.  If (A) the Depositor still has a reporting obligation with respect to this Transaction pursuant to Regulation AB and (B) Party A has not, within 30 days after receipt of a 20% Cap Disclosure Request (as defined herein) complied with the provisions set forth in clauses (iv) and (v) of Part 5(l) below (provided that if the significance percentage is 20% or more when the 20% Cap Disclosure Request is made or reaches 20% after a 20% Cap Disclosure Request has been made to Party A, Party A must comply with the provisions set forth in clauses (iv) and (v) of Part 5(l) below within the greater of 5 Calendar Days and 3 Business Days of Party A being informed of the significance percentage reaching 20% or more), then an Additional Termination Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

Part 2

Tax Representations

(a)

Payer Tax Representations.  For the purpose of Section 3(e), Party A and Party B each makes the following representation:

It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e)) to be made by it to the other party under this Agreement.  In making this representation, it may rely on:

(i)

the accuracy of any representation made by the other party pursuant to Section 3(f);

(ii)

the satisfaction of the agreement of the other party contained in Section 4(a)(i) or 4(a)(iii) and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii); and

(iii)

the satisfaction of the agreement of the other party contained in Section 4(d);

provided that it shall not be a breach of this representation where reliance is placed on clause (ii), and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b)

Payee Tax Representations.  For the purpose of Section 3(f),

(i)

Party A makes the following representation to Party B:

(A)

Party A is entering into each Transaction in the ordinary course of its trade as, and is, a recognized UK bank as defined in Section 840A of the UK Income and Corporation Taxes Act of 1988.

(B)

Party A has been approved as a Withholding Foreign Partnership by the US Internal Revenue Service.

(C)

Party A's Withholding Foreign Partnership Employer Identification Number is 98-0330001.

(D)

Party A is a partnership that agrees to comply with any withholding obligation under Section 1446 of the Internal Revenue Code.

(ii)

Party B makes no Payee Tax Representations.

Part 3

Agreement to Deliver Documents

Each party agrees to deliver the following documents as applicable:

(a)

For the purpose of Section 4(a)(i), tax forms, documents or certificates to be delivered are:

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered

Party A	U.S. Internal Revenue Service Form W-8IMY or any successor forms thereto

(i) Before the first Payment Date under this Agreement, such form to be updated at the beginning of each succeeding three-calendar-year period after the first payment date under this Agreement, (ii) promptly upon reasonable demand by Party B, and (iii) promptly upon learning that any such Form previously provided by Party A has become obsolete or incorrect.

(b)

For the purpose of Section 4(a)(ii), other documents to be delivered are:

Party required to deliver document	Form/Document/ Certificate	Date by which to be delivered	Covered by Section 3(d) Representation

Party A and Party B	Evidence reasonably satisfactory to the other party as to the names, true signatures and authority of the officers or officials signing this Agreement or any Confirmation on its behalf	Upon execution this Agreement and, if requested, upon execution of any Confirmation	Yes

Party A	A copy of the annual report for such party containing audited or certified financial statements for the most recently ended financial year	Upon request, as soon as publicly available	Yes

Party A	An opinion of counsel to such party reasonably satisfactory in form and substance to the other party covering the enforceability of this Agreement against such party	Upon execution of this Agreement	No

Party B	All opinions of counsel to Party B, delivered as of the Closing Date	Upon execution of this Agreement	No

Party B	Executed copies of the Pooling and Servicing Agreement and such other documents as requested by Party A.	Within 15 days of this Agreement.	No

Party B	Any and all executed amendments to the Pooling and Servicing Agreement.	Promptly after the date of execution by Party B.	No

Part 4

Miscellaneous

(a)

Addresses for Notices.  For the purpose of Section 12(a):

Notwithstanding Section 12 (a) of the Agreement, all notices, including those to be given under Section 5 or Section 6 of the Agreement, may be given by facsimile transmission or electronic messaging system.

(i)

(1)

Address for notices or communications to Party A:

Address:

One Cabot Square

Attention:

(1)

Head of Credit Risk Management;

London E14 4QJ

(2)

Global Head of OTC Operations,

Operations Department;

(3)

General Counsel Europe –

Legal and Compliance Department

Telex No.:

264521

Answerback:

CSIN G

With copies to:

Address:	Credit Suisse Securities (USA) LLC 11 Madison Avenue New York, N.Y. 10010	Attention:	Joseph Little

Telephone No.:	(212) 325-7892	Facsimile No.:	212-742-5181

(2)

For the purpose of facsimile notices or communications under this Agreement:

Facsimile No.:

+44 (0) 207 888 2686

Attention:

General Counsel Europe - Legal and Compliance Department

Telephone number for oral confirmation of receipt of facsimile in legible form:  +44 (0) 207 888 4465

Designated responsible employee for the purposes of Section 12(a)(iii):  Senior Legal Secretary

With a copy to:

Facsimile No. +44 (0) 207 888 3715

Head of Credit Risk Management

With a copy to:

Facsimile No. +44 (0) 207 888 9503

Global Head of OTC Operations, Operations Department.

(ii)

Address for notices or communications to Party B:

Address: Telephone No.:	Wells Fargo Bank, N.A. 9062 Old Annapolis Road Columbia, Maryland 21045 410-884-2000	Attention: Facsimile No.:	Client Manager, CSAB 2006-4 410-715-2380

(For all purposes.)

With copies to:

Address:	Credit Suisse Securities (USA) LLC 11 Madison Avenue New York, N.Y. 10010	Attention:	Joseph Little

Telephone No.:	(212) 325-7892	Facsimile No.:	(212) 742-5181

With copies to:

U.S. Bank National Association, not in its individual or corporate capacity, but solely as Supplemental Interest Trust Trustee on behalf of the Supplemental Interest Trust created under the Pooling and Servicing Agreement in respect of the CSAB Mortgage-Backed Pass-Through Certificates, Series 2006-4

Address:	60 Livingston Avenue EP-MN-WS3D St Paul, MN 55107	Attention:	CSAB 2006-4

Telephone No.:	(651) 495 – 3852	Facsimile No.:	(651) 495 – 8090

 (b)

Process Agent.  For the purpose of Section 13(c):

Party A appoints as its Process Agent: Credit Suisse Securities (USA) LLC, Eleven Madison Avenue, New York, NY 10010 (Attention: General Counsel, Legal and Compliance Department).

Party B appoints as its Process Agent: Not Applicable.

(c)

Offices.  With respect to Party A, the provisions of Section 10(a) will apply to this Agreement.

(d)

Multibranch Party. For the purpose of Section 10(c):

Party A is not a Multibranch Party.

Party B is not a Multibranch Party.

(e)

Calculation Agent.  The Calculation Agent is Party A.

(f)

Credit Support Document.  Details of any Credit Support Document:

(i)

With respect to Party A:  the ISDA Credit Support Annex

(ii)

With respect to Party B: Not Applicable

(g)

Credit Support Provider.

Credit Support Provider means in relation to Party A: Not applicable.

Credit Support Provider means in relation to Party B: Not applicable.

(h)

Governing Law.  This Agreement and, to the fullest extent permitted by applicable law, all matters arising out of or relating in any way to this Agreement, will be governed by and construed in accordance with the laws of the State of New York without reference to choice of law doctrine.

(i)

Netting of Payments.  Section 2(c)(ii) of this Agreement will not apply to the Transactions.

(j)

Affiliate.  Affiliate will have the meaning specified in Section 14, provided that Party B shall be deemed to have no Affiliates.

Part 5

Other Provisions

(a)

Definitions.  Unless otherwise specified in a Confirmation, this Agreement and each Transaction between the parties are subject to the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. (the "2000 Definitions"), and will be governed in all relevant respects by the provisions set forth in the 2000 Definitions, without regard to any amendment to the 2000 Definitions subsequent to the date hereof.  The provisions of the 2000 Definitions are incorporated by reference in and shall be deemed a part of this Agreement, except that references in the 2000 Definitions to a "Swap Transaction" shall be deemed references to a "Transaction" for purposes of this Agreement.  Terms defined in the Confirmations have the same meanings when used in this Agreement except where otherwise defined.

(b)

Independent Reliance.  The parties agree to amend Section 3 of this Agreement by the addition of the following provision at the end thereof and marked as subsection (g).

"(g)

Independent Reliance.  Party A is entering into this Agreement and will enter into each Transaction in reliance upon such tax, accounting, regulatory, legal, and financial advice as it deems necessary and not upon any view expressed by the other party.  Party B is entering into this Agreement and will enter into each Transaction in reliance upon the direction of the Depositor and not upon any view expressed by the other party."

(c)

Change of Account.  Section 2(b) of this Agreement is hereby amended by the addition of the following after the word "delivery" in the first line thereof:

"to another account in the same legal and tax jurisdiction as the original account"

(d)

Recording of Conversations.  Each party to this Agreement acknowledges and agrees to the tape recording of conversations between the parties to this Agreement whether by one or other or both of the parties and each party hereby consents to such recordings being used as evidence in Proceedings.

(e)

Waiver of Right to Trial by Jury.  Each party waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any suit, action or proceeding relating to this Agreement or any Credit Support Document.  Each party (i) certifies that no representative, agent or attorney of the other party or any Credit Support Provider has represented, expressly or otherwise, that such other party would not, in the event of such a suit action or proceeding, seek to enforce the foregoing waiver and (ii) acknowledges that it and the other party have been induced to enter into this Agreement and provide for any Credit Support Document, as applicable by, among other things, the mutual waivers and certifications in this Section.

(f)

Pooling and Servicing Agreement.

(1)

Capitalized terms used in this Agreement that are not defined herein and are defined in the pooling and servicing agreement dated November 1, 2006, among Credit Suisse First Boston Mortgage Securities Corp., as Depositor, DLJ Mortgage Capital Inc., as Seller, Wells Fargo Bank N.A. as Servicer, Master Servicer and Trust Administrator, Select Portfolio Servicing Inc., as Servicer and U.S. Bank National Association as Trustee (the “Pooling and Servicing Agreement”) shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

(2)

Notwithstanding any other provision of this Agreement, Party A may not, prior to the date which is one year and one day, or if longer the applicable preference period then in effect, after the payment in full of all Certificates, institute against, or join any other Person in instituting against, the Trust any bankruptcy, reorganization, arrangement, insolvency, moratorium or liquidation proceedings, or other proceedings under Federal, State, or bankruptcy or similar laws.  Nothing shall preclude, or be deemed to stop, Party A (i) from taking any action prior to the expiration of the aforementioned one year and one day period, or if longer the applicable preference period then in effect, in (A) any case or proceeding voluntarily filed or commenced by the Trust or (B) any involuntary insolvency proceeding filed or commenced by a Person other than Party A, or (ii) from commencing against the Trust or any of the Collateral any legal action which is not a bankruptcy, reorganization, arrangement, insolvency, moratorium, liquidation or similar proceeding.  Party A further acknowledges that Party B’s obligations hereunder shall be solely the obligations of the Supplemental Interest Trust and that recourse in respect of any obligations of Party B hereunder will be limited to assets of the Supplemental Interest Trust as applied in accordance with the terms of the Pooling and Servicing Agreement and, on exhaustion thereof, all claims against Party B arising from this Agreement or contemplated hereby shall be extinguished.

(g)

Transfer.  Section 7 is hereby amended to read in its entirety as follows:

Except as stated under Section 6(b)(ii), in this Section 7, and except for the assignment by way of security in favor of the Party B under the Pooling and Servicing Agreement, neither Party A nor Party B is permitted to assign, novate or transfer (whether by way of security or otherwise) as a whole or in part any of its rights, obligations or interests under this Agreement or any Transaction without the prior written consent of the other party; provided, however, that (i) Party A may make such a transfer of this Agreement pursuant to a consolidation or amalgamation with, or merger with or into, or transfer of substantially all of its assets to, another entity, or an incorporation, reincorporation or reconstitution, and (ii) with the written consent of Party B, Party A may transfer this Agreement to any Person, including, without limitation, another of Party A’s offices, branches or affiliates (any such Person, office, branch or affiliate, a "Transferee"); provided that, with respect to clause (ii), (A) as of the date of such transfer the Transferee will not be required to withhold or deduct on account of a Tax from any payments under this Agreement unless the Transferee will be required to make payments of additional amounts pursuant to Section 2(d)(i)(4) of this Agreement in respect of such Tax (B) a Termination Event or Event of Default does not occur under this Agreement as a result of such transfer; (C) such notice is accompanied by a written instrument pursuant to which the Transferee acquires and assumes the rights and obligations of Party A so transferred; and (D) Party A will be responsible for any costs or expenses incurred in connection with such transfer.  Party B will execute such documentation as is reasonably deemed necessary by Party A for the effectuation of any such transfer.

Except as specified otherwise in the documentation evidencing a transfer, a transfer of all the obligations of Party A made in compliance with this Section 7 will constitute an acceptance and assumption of such obligations (and any related interests so transferred) by the Transferee, a novation of the transferee in place of Party A with respect to such obligations (and any related interests so transferred), and a release and discharge by Party B of Party A from, and an agreement by Party B not to make any claim for payment, liability, or otherwise against Party A with respect to, such obligations from and after the effective date of the transfer.

In addition, Party A may transfer this Agreement without the prior consent of the Trustee, on behalf of Party B, to an affiliate that satisfies the Counterparty Rating Requirement or that has furnished a guarantee of the obligations under this Agreement from a guarantor that that satisfies the Counterparty Rating Requirement.

(h)

Notice of Certain Events or Circumstances.  Each party agrees, upon learning of the occurrence or existence of any event or condition that constitutes (or that with the giving of notice or passage of time or both would constitute) an Event of Default or Termination Event with respect to such party, promptly to give the other party  notice of such event or condition (or, in lieu of giving notice of such event or condition in the case of an event or condition that with the giving of notice or passage of time or both would constitute an Event of Default or Termination Event with respect to the party, to cause such event or condition to cease to exist before becoming an Event of Default or Termination Event); provided that failure to provide notice of such event or condition pursuant to this Part 5(h) shall not constitute an Event of Default or a Termination Event.

(i)

Regarding Party A.  Party B acknowledges and agrees that Party A has had and will have no involvement in and, accordingly Party A accepts no responsibility for:  (i) the establishment, structure, or choice of assets of the Trust; (ii) the selection of any person performing services for or acting on behalf of Party B or the Trust; (iii) the selection of Party A as the Counterparty; (iv) the terms of the Certificates; (v) the preparation of or passing on the disclosure and other information contained in any Prospectus Supplement for the Certificates (other than the description of Party A provided by Party A to the Depositor for inclusion in the Prospectus Supplement), the Pooling and Servicing Agreement, or any other agreements or documents used by any party in connection with the marketing and sale of the Certificates; (vi) the ongoing operations and administration of the Trust, including the furnishing of any information to Party B which is not specifically required under this Agreement; or (vii) any other aspect of the Trust’s existence.

(j)

Commodity Exchange Act.  Each party represents to the other party on and as of the date hereof and on each date on which a Transaction is entered into among them that:

(i)

such party is an “eligible contract participant” as defined in the U.S. Commodity Exchange Act (the “CEA”);

(ii)

neither this Agreement nor any Transaction has been executed or traded on a “trading facility” as such term is defined in the CEA; and

(iii)

such party is entering into each Transaction in connection with its business or a line of business and the terms of this Agreement and each Transaction have been individually tailored and negotiated.

(k)

Trustee Capacity.  It is expressly understood and agreed by the parties hereto that (i) this Agreement is executed and delivered by U.S. Bank National Association, not in its individual or corporate capacity, but solely as Supplemental Interest Trust Trustee on behalf of the Supplemental Interest Trust created under the Pooling and Servicing Agreement in respect of the CSAB Mortgage-Backed Pass-Through Certificates, Series 2006-4, in the exercise of the powers and authority conferred upon and vested in it thereunder, (ii) each of the representations,  warranties, covenants, undertakings and agreements herein made on the part of Party B has not been made or intended as a representation, warranty, covenant, undertaking or agreement by U.S. Bank National Association, in its individual or corporate capacity, but is made and intended for the purpose of binding only the assets of the Supplemental Interest Trust available therefor in accordance with the terms of the Pooling and Servicing Agreement, (iii) nothing herein contained shall be construed as creating any liability on U.S. Bank National Association, in its individual or corporate capacity, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (iv) under no circumstances shall U.S. Bank National Association, in its individual or corporate capacity, be liable for the payment of any indebtedness or expenses of Party B or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by Party B under this Agreement or any other related document, as to all of which recourse shall be had solely to the assets of the Supplemental Interest Trust in accordance with the terms of the Pooling and Servicing Agreement.

(l)

Trust Administrator.  Wells Fargo Bank, N.A., as Trust Administrator, will, pursuant to the Pooling and Servicing Agreement, administer to, hold, and receive and make all payments under, this Agreement on behalf of Party B and the Trustee.  A copy of all notices or other communications sent pursuant to this Agreement shall be sent to the Trust Administrator.

 (m)

Compliance with Regulation AB.

(i)

Party A acknowledges that for so long as there are reporting obligations with respect to this Transaction under Regulation AB, the Depositor, acting on behalf of the CSAB Mortgage-Backed Trust 2006-4 (the “Issuing Entity”), is required under Regulation AB under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (“Regulation AB”), to disclose certain information set forth in Regulation AB regarding Party A or its group of affiliated entities, if applicable, depending on the aggregate “significance percentage” of this Agreement and any other derivative contracts between Party A or its group of affiliated entities, if applicable, and Party B, as calculated from time to time in accordance with Item 1115 of Regulation AB.

(ii)

If the Depositor determines, reasonably and in good faith, that the significance percentage of this Agreement has increased to nine (9) percent or more, then the Depositor may request on a Business Day on or after the date of such determination from Party A the same information set forth in Item 1115(b)(1) of Regulation AB that would have been required if the significance percentage had in fact increased to ten (10) percent, along with any necessary auditors’ consent (such request, a “10% Cap Disclosure Request” and such requested information, subject to the last sentence of this paragraph, is the “10% Cap Financial Disclosure”).  Party B or the Depositor shall provide Party A with the calculations and any other information reasonably requested by Party A with respect to the Depositor’s determination that led to the 10% Cap Disclosure Request.  The parties hereto further agree that the 10% Cap Financial Disclosure provided to meet the 10% Cap Disclosure Request may be, solely at Party A’s option, either the information set forth in Item 1115(b)(1) or Item 1115(b)(2) of Regulation AB.

(iii)

So long as there are reporting obligations with respect to this Transaction under Regulation AB, upon the occurrence of a 10% Cap Disclosure Request, Party A, at its own expense, shall (i) provide the Depositor with the 10% Cap Financial Disclosure, (ii) secure another entity to replace Party A as party to this Agreement on terms substantially similar to this Agreement which entity is able to (A) provide the 10% Cap Financial Disclosure and (B) provide an indemnity to the Depositor, reasonably satisfactory to the Depositor, in relation to the 10% Cap Financial Disclosure or (iii) obtain a guaranty of Party A’s obligations under this Agreement from an affiliate of Party A that is able to (A) provide the 10% Cap Financial Disclosure, such that disclosure provided in respect of the affiliate will, in the judgment of counsel to the Depositor, satisfy any disclosure requirements applicable to Party A, and cause such affiliate to provide 10% Cap Financial Disclosure and (B) provide an indemnity to the Depositor, reasonably satisfactory to the Depositor, in relation to the 10% Cap Financial Disclosure.  If permitted by Regulation AB, any required 10% Cap Financial Disclosure may be provided by incorporation by reference from reports filed pursuant to the Securities Exchange Act.

(iv)

If the Depositor determines, reasonably and in good faith, that the significance percentage of this Agreement has increased to nineteen (19) percent or more, then the Depositor may request on a Business Day on or after the date of such determination from Party A the same information set forth in Item 1115(b)(2) of Regulation AB that would have been required if the significance percentage had in fact increased to twenty (20) percent, along with any necessary auditors consent (such request, a “20% Cap Disclosure Request” and such requested information is the “20% Cap Financial Disclosure”).  Party B or the Depositor shall provide Party A with the calculations and any other information reasonably requested by Party A with respect to the Depositor’s determination that led to the 20% Cap Disclosure Request.

(v)

So long as there are reporting obligations with respect to this Transaction under Regulation AB, upon the occurrence of a 20% Cap Disclosure Request, Party A, at its own expense, shall (i) provide the Depositor with the 20% Cap Financial Disclosure, (ii) secure another entity to replace Party A as party to this Agreement on terms substantially similar to this Agreement which entity is able to (A)  provide the 20% Cap Financial Disclosure and (B) provide an indemnity to the Depositor, reasonably satisfactory to the Depositor, in relation to the 20% Cap Financial Disclosure or (iii) obtain a guaranty of Party A’s obligations under this Agreement from an affiliate of Party A that is able to (A) provide the 20% Cap Financial Disclosure, such that disclosure provided in respect of the affiliate will, in the judgment of counsel to the Depositor, satisfy any disclosure requirements applicable to Party A, and cause such affiliate to provide 20% Cap Financial Disclosure and (B) provide an indemnity to the Depositor, reasonably satisfactory to the Depositor, in relation to the 20% Cap Financial Disclosure.  If permitted by Regulation AB, any required 20% Cap Financial Disclosure may be provided by incorporation by reference from reports filed pursuant to the Securities Exchange Act.

(n)

Fully Paid Transactions.  Notwithstanding the terms of Sections 5 and 6 of the Agreement, if at any time and so long as Party B shall have satisfied in full all its payment and delivery obligations under Section 2(a)(i) of the Agreement and the Credit Support Annex and shall at the time have no future payment or delivery obligations, whether absolute or contingent, under such Section or the Credit Support Annex, then unless Party A is required pursuant to appropriate proceedings to return to Party B or otherwise returns to Party B (upon demand of Party B, or otherwise) any portion of any such payment or delivery: (i) the occurrence of an event described in Section 5(a) of the Agreement with respect to Party B shall not constitute an Event of Default or a Potential Event of Default with respect to Party B as the Defaulting Party; and (ii) Party A shall be entitled to designate an Early Termination Date pursuant to Section 6 of the Agreement only as a result of the occurrence of a Termination Event set forth in (i) either Section 5(b)(i) or 5(b)(ii) of the Agreement with respect to Party A as the Affected Party or (ii) Section 5(b)(iii) of the Agreement with respect to Party A as the Burdened Party.

IN WITNESS WHEREOF, the parties have executed this Schedule by their duly authorized representatives as of the date of the Agreement.

CREDIT SUISSE INTERNATIONAL

U.S. BANK NATIONAL ASSOCIATION, NOT IN ITS INDIVIDUAL OR CORPORATE CAPACITY, BUT SOLELY AS SUPPLEMENTAL INTEREST TRUST TRUSTEE ON BEHALF OF THE SUPPLEMENTAL INTEREST TRUST CREATED UNDER THE POOLING AND SERVICING AGREEMENT IN RESPECT OF THE CSAB MORTGAGE-BACKED PASS-THROUGH CERTIFICATES, SERIES 2006-4

By: /s/ Marleen Nobile Name: Marleen Nobile Title: Authorized Signatory Date: November 29, 2006	By: /s/ Charles F. Pedersen Name: Charles F. Pedersen Title: Vice President Date: November 29, 2006

Acknowledged and agreed as of the date first written above:

WELLS FARGO BANK, N.A., NOT IN ITS INDIVIDUAL OR CORPORATE CAPACITY, BUT SOLELY AS TRUST ADMINISTRATOR ON BEHALF OF THE SUPPLEMENTAL INTEREST TRUST CREATED UNDER THE POOLING AND SERVICING AGREEMENT IN RESPECT OF THE CSAB MORTGAGE-BACKED PASS-THROUGH CERTIFICATES, SERIES 2006-4

By: /s/ Marisa Scauzillo Name: Marisa Scauzillo Title: Authorized Signatory Date: November 29, 2006	By: /s/ Amy Doyle Name: Amy Doyle Title: Amy Doyle Date: November 29, 2006